UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of
1934

Report for Event: February 7, 1996

INDENET, INC.
(Exact name of registrant as specified in its charter)

Delaware             0-18034             68-0158367
(State or other     (Commission         (IRS Employer
jurisdiction of      File No.)           Identification No.)
incorporation)

1640 N. Gower Street, Los Angeles, CA 90028
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (213)
466-6388

Not applicable
(Former name and address)

Item 7.  Financial Statements and Exhibits.

     Historical Financial Statements for Starcom for the years ended December 31, 1995 and 1994 and auditor's report.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INDENET, INC.

Date:  April 22, 1996              By:  /s/ Lewis K. Eisaguirre
                                        Lewis K. Eisaguirre
                                   Its: Chief Financial Officer
                                        and Secretary





JAY J. SHAPIRO, C.P.A.
A Professional Corporation
16501 Ventura Boulevard
Suite 650
Encino, California 91436
Tel: (818) 990-4878 Fax: (818) 990-4944


INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Starcom Television Services, Inc.:

I have audited the accompanying balance sheet of Starcom Television Services, Inc. (the "Company"), as of December 31, 1995 and 1994, and the related statements of operations, accumulated deficit and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the years then ended, in conformity with generally accepted accounting principles.


April 12, 1996                  Jay J. Shapiro, C.P.A.
                                A Professional Corporation




STARCOM TELEVISION SERVICES, INC.
Balance Sheet - December 31, 1995 and 1994


ASSETS                                 1995        1994

Current Assets:
Accounts receivable, less allowance
for doubtful accounts of $150,000
and $559,000 for 1995 and 1994,
respectively                        $ 441,613    $741,665

Inventory                             109,400     109,400

Other                                              33,963

Total Current Assets                  551,013     885,028


Fixed Assets:
Equipment and furnishings           1,794,700   1,386,787

Capitalized leases                    230,000     260,000

Total fixed assets                  2,024,700   1,646,787

Less accumulated depreciation
and amortization                     (548,600)   (313,400)

Fixed assets - Net                  1,476,100   1,333,387

Deposits and other assets             146,700     157,993

TOTAL ASSETS:                      $2,173,813  $2,376,408


             See notes to financial statements.




STARCOM TELEVISION SERVICES, INC.
Balance Sheet (cont'd) - December 31, 1995 and 1994


LIABILITIES AND STOCKHOLDERS'
DEFICIT                                 1995        1994

Current Liabilities:
Bank overdraft                        $ 89,770   $ 431,622

Accounts payable and
accrued expenses                     1,469,258   1,828,265

Royalty payable                        259,270     100,000

Line of credit                         856,664   1,035,510

Capitalized lease obligations          209,753     230,030

Note payable - Credit Lyonnais          81,198     100,000

Note payable - Earth Station            91,322       ----

Settlement liability                   275,479       ----

Total Current Liabilities            3,332,714   3,725,427

Long-Term Debt, Net                  1,858,181   1,046,000

Total Liabilities:                   5,190,895   4,771,427

Stockholders' Deficit:
Common stock, no par value:
authorized 5,000 shares;
1,429 shares issued and
outstanding                         $  769,000  $  776,000

Accumulated deficit                 (3,786,082) (3,171,019)

Total Stockholders' Deficit         (3,017,082) (2,395,019)

Total Liabilities and
Stockholders' Deficit               $2,173,813  $2,376,408


                 See notes to financial statements.





STARCOM TELEVISION SERVICES, INC.
Statement of Operations and Accumulated Deficit
For the Years Ended December 31, 1995 and 1994


Revenues:                                1995        1994

Distribution of syndicated           $3,795,831   $3,941,015
programs

Film conversion                         883,115    1,288,147

Infomercials                            478,660      567,151

Duplication                             364,921    1,890,461

Total Revenues                        5,522,527    7,686,774


Expenses:

Cost of services and sales            3,564,320    5,917,222

Bad debt provision                      266,000      615,000

General and administrative            1,493,416    2,055,107

Selling                                 194,071      215,732

Depreciation and amortization           271,000      278,000

Total expenses                        5,788,807    9,081,061


Loss from Operations:                  (266,280)  (1,394,287)

Interest expense                       (348,783)    (303,622)

Net Loss:                              (615,063)  (1,697,909)

Accumulated Deficit,
Beginning of Period                  (3,171,019)  (1,473,110)

Accumulated Deficit,
End of Period                       ($3,786,082) ($3,171,019)


             See notes to financial statements.





STARCOM TELEVISION SERVICES, INC.
Statement of Cash Flow
For the Years Ended December 31, 1995 and 1994



Operating Activities:                   1995        1994

Loss                                 ($615,063)  ($1,697,909)

Adjustments to reconcile net loss
to reconcile to net cash used by
operating activities:

  Depreciation and amortization        271,000       278,000
  Provision for bad debts              266,000       615,000

Changes in operating assets
and liabilities:

  (Increase) decrease in
  Accounts receivable                   34,000        65,800
  Other                                 45,256        12,400

Increase (decrease) in
  Accounts payable and
  accrued expenses                     415,000      (175,801)
  Other                               ( 10,341)      ( 2,000)

                                     1,020,915       793,399

Net cash used by operating
activities:                            405,852      (904,510)

Investing Activities:

  Acquisition of business property    (413,000)     (618,000)
  Net cash used in investing
  activities                          (413,000)     (618,000)

Financing Activities:

  Shareholder advances                 472,000       846,000
  Credit line advances                  ------       350,000
  Debt repayment                      (123,000)       -----
  Net cash used by financing
  activities                          (349,000)    1,196,000

  Increase (decrease) in cash          341,852       326,510
  Net cash (deficiency)
    beginning of period               (431,622)     (105,112)





  Net cash (deficiency)
    end of period                     ($89,770)    ($431,622)


          See notes to financial statements.




STARCOM TELEVISION SERVICES, INC.
Notes to Financial Statements - See Accountant's Report)

1.  Summary of Significant Accounting Policies and General
    Matters

    Nature of Business - Starcom Television Services, Inc. ("Starcom" or the "Company"), a Delaware corporation, acquired the assets of Western World Television Services, Inc. in July 1993. The Company and its wholly-owned subsidiary, Starcom Entertainment, deliver syndicated television programming, duplicate videotapes, convert film for broadcast and broadcast movies including The Best Picture Show ("BPS") and special programming over satellite.

    Principles of Consolidation - The consolidated financial statements include the accounts of Starcom and Starcom
Entertainment. All significant intercompany balances and transactions are eliminated in consolidation.

    Concentrations of Credit Risk - Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of trade receivables. Concentrations of credit risk with respect to trade receivables under normal credit terms are limited due to the large number of customers comprising the Company's customer base, and their dispersion across many different geographical areas. The Company enters into certain barter arrangements with national sales representatives and major advertising agencies.

    Fixed Assets - Fixed assets acquired after July 15, 1993
(date of acquisition) are recorded at cost. Depreciation and amortization over an estimated useful life of five to seven years is computed using the straight-line method.

    Income Taxes - The Company has net operating loss carryforwards of approximately $2,800,000 and $1,400,000 available to offset future Federal and California taxable income, respectively.

    Operations - The Company has experienced significant operating loss for the fiscal year ended December 31, 1995. In addition, the Company has a working capital deficit of approximately $3.2 million at December 31, 1995 and is delinquent relative to most of its required monthly payments on long-term debt and capitalized lease obligations. The Company has negotiated a large group of vendor payables for a settlement amount of $615,000. The financial statements have been prepared assuming the Company will continue to operate as a going concern which contemplates the realization of assets and the settlement of liabilities in the normal course of business. No adjustment has been made to the recorded amount or classification of liabilities which would be required if the Company were unable to continue its operations. As discussed in Note 7, management has consummated several transactions which will generate sufficient cash to meet its obligations in the normal course of business.

2.  Line of Credit

    The Company has a revolving line of credit with a finance company which permits borrowings up to $1,000,000, subject to certain limitations, as defined. The balance outstanding as of 12/31/95 and 12/31/94 was $856,664 and $1,035,510, respectively.
The interest rate on the line of credit is based on prime interest rate plus 10% (approximately 18.75% at 12/31/95). Payments of interest are due monthly. The line of credit is subject to renewal annually on July 12. The agreement provides for restrictions on change in ownership, disposal of assets, capital expenditures and investments. Substantially all the assets of the Company are pledged as collateral for the line of credit. The Company is in default relative to certain terms of this credit facility and has repaid this line in full with the Coast Financing. (See Note 7).

3.  Long-Term Debt

    Long-term debt consists of the            1995     1994
    following:

    Subordinated notes payable to share-
    holders, due in monthly installments
    of approximately $19,000 plus interest
    at 6%, subordinated to the line of credit
    and the note payable to an individual,
    due at varying dates through April
    1999 (Note 7)                          $1,318,462  $846,000

    Note payable to a bank, due in monthly
    installments of $4,500 including
    interest at 1.5% above the bank's
    prime rate of interest (approximately
    10.25% at December 31, 1995),
    collateralized by substantially all
    assets of the Company, due October
    1996                                       91,322   105,000

    Note payable to a bank, due in monthly
    installments of $3,134 including
    interest at 8.5%, due November 1996        81,198   100,000

    Settlement liability (see Note 1)         615,198


    Note payable to an individual, due
    in monthly installments of $4,167
    plus interest at 10%, due
    April 1999                               200,000    200,000

    Total Debt                             2,306,180  1,251,000

    Less Current Portion                    (447,999)  (205,000)

    Long-Term Debt, Net                    1,858,181  1,046,000

3.  Long-Term Debt (cont'd)

    Aggregate maturities of long term debt are as follows:

    1996                 $  448,243
    1997                  1,342,262
    1998                    424,586
    1999                     91,333

    Total                $2,306,424

    The Company was delinquent in its required monthly payments under most of the debt above and has repaid or refinanced some debt subsequent to December 31, 1995.

4.  Capitalized Lease Obligations

    The Company has a capitalized lease obligation payable to a finance company for the purchase of equipment. Monthly installments of $8,131 including interest at 10% are due through February 1997. Payments including 1995 delinquent payments as of December 31, 1995 are as follows:

    1995                 $  106,092
    1996                     97,576
    1997                     24,395

                            228,063

    Amount representing
    interest:               (19,063)

    Total                $  209,000

5.  Commitments

    The Company leases its various facilities and certain automobiles and equipment including transponder space under operating leases. The Company is responsible for property taxes, utilities and other normal operating costs. The leases expire at various months through April 1999. Lease annual expenses totalled approximately $334,000. Minimum future rental commitments including some 1995 delinquent payments and without the annual transponder commitment of $120,000, were as follows:

    1995                 $   83,000
    1996                    234,000
    1997                    131,000

    Total                $  448,000

The Company has warrants outstanding at December 31, 1995 which allow an investment banker to purchase up to 30 shares of the Company's common stock at $1.667 per share. The warrants expire
September 1996.

6.  Litigation

    The Company is a defendant in several lawsuits arising out of the ordinary course of business. Management believes that the cases are without merit and, accordingly, no provision for any losses has been recorded in the financial statements.

7.  Management Plans

    Management expects that operations will be adequate to finance the fiscal 1996 cash flow requirements. Management has developed alternative plans which include obtaining additional debt and equity financing whereby it became a wholly-owned subsidiary of another company. The Company obtained a $1 million new credit line payable in two years at prime + 4.50 interest.
In addition, the Company took ownership of the Pacific Syndication assets (net value of $306,000) which were previously managed.

8.  Financing and Sales Agreement

    During February 1995, the Company entered into an agreement with a company to issue 429 shares of its common stock for a total consideration of $4,290. The Company previously borrowed $275,000 ($271,000 outstanding at December 31, 1995) from this shareholder at 6.00% interest. Such debt is payable in monthly installments of $5,700 with interest through May 1998. An accrual of $120,000 is recorded for the use of this entity's transponder time as of December 31, 1995.